                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                      SYMPLEX COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:
Reg. (S) 240.14a-101
SEC 1913 (3-99)

                      SYMPLEX COMMUNICATIONS CORPORATION

                               35 Research Drive
                              Ann Arbor, MI 48103

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD MAY 10, 2000

To Our Stockholders:

     The Annual Meeting of Stockholders of Symplex Communications Corporation, a Delaware corporation (the "Company"), will be held on May 10, 2000 at 10:00 a.m., Eastern Daylight Time, at Conlin, McKenney & Philbrick, P.C., 350 South Main, Suite 400, Ann Arbor, MI 48104, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect one (1) director to the Board of Directors of the Company (to be elected by the holders of Series A Convertible Preferred Stock of the Company).

     2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP as the Company's auditors for the fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Pursuant to the terms of the Company's Certificate of Incorporation, the holders of the Company's Series A Convertible Preferred Stock are entitled to elect one member to the Company's Board of Directors. The director nominee for that seat receiving the highest number of votes in favor of election from the holders of Series A Convertible Preferred Stock will be elected to a one year term. The other four seats on the Board of Directors were filled by those director nominees receiving the highest number of votes in favor of election from the holders of Common Stock and Series A Convertible Preferred Stock (voting as a single class) at the 1999 Annual Meeting and serve two and three year terms. In order for the other proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares Common Stock and Series A Convertible Preferred Stock (voting as a single class).

     All Common Stockholders and all Preferred Stockholders are cordially invited to attend the meeting, although only Common and Preferred Stockholders of record at the close of business on April 5, 2000 will be entitled to notice of, and to vote at, the meeting or any and all adjournments thereof.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Thomas Radigan
                                    Secretary of the Corporation

April 17, 2000


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOUR PROMPT RETURN OF THE PROXY WILL HELP TO ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

                      SYMPLEX COMMUNICATIONS CORPORATION

                               35 Research Drive
                              Ann Arbor, MI 48103

                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS

                                 May 10, 2000


                            SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Symplex Communications Corporation, a Delaware corporation ("Symplex" or the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held on May 10, 2000 at 10:00 a.m., Eastern Daylight Time, at Conlin, McKenney & Philbrick, P.C., 350 South Main, Suite 400, Ann Arbor, MI 48104, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock and Series A Convertible Preferred Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as stockholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by Pacific Trust Company. It is anticipated that this Proxy Statement and the accompanying Proxy Card will be mailed to the Company's stockholders on or about April 17, 2000.

     Stockholders who execute proxies for the Annual Meeting may revoke their proxies at any time prior to their exercise by delivering written notice of revocation to the Company, by delivering a duly executed Proxy Card bearing a later date, or by attending the meeting and voting in person.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock and Series A Preferred Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.


                           OUTSTANDING CAPITAL STOCK

     The record date for stockholders entitled to vote at the Annual Meeting is April 5, 2000. At the close of business on that day, there were (i)8,676,743 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"), outstanding and entitled to vote at the meeting, and (ii) 1,224,490 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), outstanding and entitled to vote at the meeting. The Series A Preferred Stock is convertible into Common Stock of the Company on a one-for-one basis, and the holders thereof are entitled to vote on all matters presented to the stockholders of the Company for their action or consideration.

                               QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, each holder of Common Stock and Series A Preferred Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.


                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted (i) FOR the election of each of the nominees named herein for the office of director; (ii) FOR the selection of Ehrhardt, Steiner, Keefe & Hottman, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000; and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The Directors do not know of any such other matter or business.


        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company as of April 5, 2000, each person known by the Company to own beneficially more than 5% of the outstanding Common Stock and Common Stock Equivalents, certain executive officers, each Director and Director nominee of the Company, and all Directors and executive officers as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, the Company believes that each of such persons has the sole voting and dispositive power over the shares held by him or her except as otherwise indicated.


                                      Number of
Name and Address                    Common Shares           Percent of
Of Beneficial Owner               Beneficially Owned    Outstanding Shares
-------------------               ------------------    ------------------
Surinder S. Chandok(1)               1,233,990(2)              12.8%
   35 Research Drive
   Ann Arbor, MI  48103
H&W Land Co.                           975,000(3)              10.1%
   33900 Concord
   Livonia, MI  48150
Opus Capital, LLP(4)                   771,667(5)               8.0%
   1113 Spruce Street, Ste. 400
   Boulder, CO 80302

Opus Capital Fund, LLC(6)              771,667                  8.0%
   1113 Spruce Street, Ste. 400
   Boulder, CO 80302
Gary R. Brock                          686,667(7)               7.1%
   35 Research Drive
   Ann Arbor, MI 48103
Thomas Radigan                         119,773(8)               1.2%
   35 Research Drive
   Ann Arbor, MI 48103
Thomas R. Mayer.                       107,000(9)               1.1%
   35 Research Drive
   Ann Arbor, MI 48103
Patricia Kalmbach                       47,000(9)                 *
   35 Research Drive
   Ann Arbor, MI 48103
All directors and executive
   officers as a group
   (five persons)                    2,194,430(10)             22.8%

----------------------------------------
*Less than one percent.

(1) Became beneficial owner of shares of Common Stock and director in February 1999 after completion of a private placement by the Company.
(2) Includes 1,224,490 preferred shares convertible on demand into an equivalent amount of common shares. Includes options to purchase 9,500 common shares, which are currently exercisable or become exercisable within 60 days.
(3) Includes warrants to purchase 350,000 common shares, which are currently exercisable or become exercisable within 60 days.
(4) The general partners of Opus Capital, LLP are Dieter Heidrich and Daryl Yurek, 1113 Spruce Street, Boulder, CO 80302.
(5)  Opus   Capital, LLP is the manager of Opus Capital Fund, LLC (the "Fund").
     Includes 771,667 common shares owned by the Fund.
(6)  The manager of Opus Capital Fund, LLC is Opus Capital LLP.
(7) Includes options to purchase 126,667 common shares, which are currently exercisable or become exercisable within 60 days.
(8) Includes options to purchase 78,940 common shares, which are currently exercisable or become exercisable within 60 days.
(9) Includes option to purchase 47,000 common shares, which are currently exercisable or become exercisable within 60 days.
(10) Includes options to purchase 309,107 common shares, which are currently exercisable or become exercisable within 60 days.


                       PROPOSAL 1 - ELECTION OF DIRECTOR

Nominee

     Pursuant to the Bylaws, the authorized number of directors of the Company has been set at five and one Director is to be elected at the meeting for the term set forth opposite his name. The nominee will be elected to hold office until the expiration of his term as set forth below, or until the next annual meeting of stockholders or until his successor is elected and qualified.

     Pursuant to the terms of the Company's Certificate of Incorporation, the holders of the Company's Series A Preferred Stock are entitled to elect one member to the Company's Board of Directors. The director nominee for that seat receiving the highest number of votes in favor of election from the holders of Series A Preferred Stock will be elected to a one year term. The other four seats on the Board of Directors were filled by those director nominees receiving the highest number of votes in favor of election from the holders of Common Stock and Series A Preferred Stock (voting as a single class) at the 1999 Annual Meeting and are elected to two and three year terms.

   If a quorum is present, the nominee for the Series A Preferred Stock seat having the highest number of votes cast in favor of his election by the holders
of Series A Preferred Stock will be elected.   Should any nominee become unable
or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of
Directors may recommend.   Each nominee has expressed his intention to serve the
entire term for which election is sought.

     To be elected by the holders of Series A Preferred Stock:

                                                   Year First
                                                   Became a
Name                                Age            Director
----                                ---            --------

Surinder S. Chandok                 58             1999



     Surinder S. Chandok became a Director of the Company in February 1999. Mr. Chandok served as the Chairman and Chief Executive Officer of Imageware Corporation from 1994 through 1997. For the past several years he has provided business expertise and guidance to a number of software development companies and has served on the boards of directors of a number of such companies.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEE FOR THE
                                                         ---
                               BOARD OF DIRECTORS


Committees of the Board of Directors

     The Company has an Audit Committee and a Compensation Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met two times in the fiscal year ended December 31, 1999. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met two times in the fiscal year ended December 31, 1999.

     Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective Director of the Company and any other current or prospective executive officer of the Company.

     During the fiscal year ended December 31, 1999, there were eleven meetings of the Board of Directors. All Directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and holders of more than 10% of the Company's Common Stock and Series A Preferred Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and Series A Preferred Stock. Except as stated below in this paragraph, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 1999, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 1999, to the best of the Company's knowledge, the Company's Directors, officers and holders of more than 10% of its Common Stock and Series A Preferred Stock complied with all Section 16(a) filing requirements.

Executive Officers

     The following persons are the executive officers of the Company:

Name              Age                    Position
----              ---                    --------

Gary R. Brock      50         Chief Executive Officer and President

Thomas Radigan     56         Chief Financial Officer, Treasurer and  Secretary


     All executive officers are appointed by the Board of Directors and serve at the Board's discretion.

     Gary R. Brock has been Chief Executive Officer, President and a Director of the Company since May 27, 1997. From October 1994 to May 1997 Mr. Brock was Regional Vice President of General DataComm, Inc., a data communication company. From 1991 to 1994 Mr. Brock was Vice President of Marketing of Ascom-Timeplex, Inc., a telecommunications company. He has over 26 years experience in the computer, telecommunications and data networking industry, with over 15 years of such experience in senior sales and marketing management positions.

     Thomas Radigan was appointed Acting Secretary, Treasurer and Chief Financial Officer in February 1997 and assumed those positions on a permanent basis in August 1997. Mr. Radigan has been a Director of the Company since 1997. For over ten years, Mr. Radigan has been an independent financial consultant providing financial and related services on a contract basis to several companies, mostly in high technology industries. Such services have been provided through Business of Finance, Inc., a financial consulting firm wholly-owned by Mr. Radigan. Mr. Radigan has performed Chief Financial Officer services on a contract basis to Opus Capital, LLP, a firm that has provided management and financial consulting services to the Company. Mr. Radigan is a Certified Public Accountant.

Executive Compensation

                          SUMMARY COMPENSATION TABLE

                                                                                              Long Term
                                                                                             Compensation
                                                       Annual Compensation                      Awards
                                           --------------------------------------------      ------------
                                                                                              Securities
                                                                        Other Annual         Underlying
Name and Principal Position     Year       Salary ($)      Bonus($)     Compensation($)     Options/SARS (#)
---------------------------     ----       ----------      --------     ---------------     ----------------
Gary R. Brock(1)                1999          165,000        75,000
Chief Executive Officer
 and President

--------------------------
(1)  Mr. Brock joined the Company  in May 1997.

     Gary R. Brock, Chief Executive Officer and President, is eligible for a quarterly cash bonus of $27,500 if the Company meets mutually agreed upon performance goals, which may include, among other things, bookings, net income and revenue growth.

     Thomas Radigan, Chief Financial Officer, is compensated at a daily rate of $600 for each day spent after May 2, 1999 on the affairs of the Company, plus reimbursement of his reasonable expenses. Mr. Radigan's appointment may be terminated by either party on 30 days notice.

     The following table presents information concerning individual grants of options to purchase Common Stock of the Company made during the fiscal year ended December 31, 1999, to each of the Named Executive Officers.


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                       Number of Securities      Percent of Total
                      Underlying Unexercised   Options/SARs Granted        Exercise of
                      Options/SARs at FY-End   to Employees in Fiscal       Base Price
                               1999                 Year 1999              ($ Per Share)     Expiration
                      ----------------------        ---------              -------------     ----------

     None                      --                       --                       --              --


     The following table sets forth the fiscal year-end value of unexercised options to purchase Common Stock of the Company for each Named Executive Officer. No options or SARs were exercised by the Named Executive Officers during the fiscal year ended December 31, 1999.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES


                        Number of Securities Underlying              Value of Unexercised
                           Unexercised Options/SARs               In-the-Money Options/SARs
                               at FY-End 1999                         at FY-End 1999(1)
                               --------------                         -----------------
       Name            Exercisable        Unexercisable        Exercisable         Unexercisable
       ----            -----------        -------------        -----------         -------------
Gary R. Brock            117,408              9,259                ---                  ---

--------------------------------------------------------------------------------

(1) The fair market value of the Company's Common Stock at December 31, 1999, as determined by the last trade on the Canadian Venture Stock Exchange, was $0.25 per share. The exercise price of the option is $0.31 per share.

Director Compensation

      Directors of the Company do not receive compensation as such, but are reimbursed for travel costs and expenses incurred in attending Board and Committee meetings. In April 1997, the Company granted nonstatutory stock options under the April 1997 Stock Option Plan to purchase 35,000 shares of Common Stock each to non-employee Directors Patricia Kalmbach and Thomas Mayer. The options are exercisable at $0.31 per share and expire five years from the date of grant. The Board of Directors meets monthly.

      In September 1999, the Company granted an additional 30,000 shares each to Ms. Kalmbach and Mr. Mayer and 50,000 shares to Surinder Chandok, Chairman of the Board, under the April 1997 Plan. The options are exercisable at $0.20 per share and expire five years from the date of grant. As of February 29, 2000, the number of these options exercisable for Ms. Kalmbach, Mr. Mayer and Mr. Chandok's are 9,000, 9,000 and 11,000, respectively. The remainder vest at the rate of 1,000 per board meeting for Ms. Kalmbach and Mr. Mayer and 1,500 for Mr. Chandok.

                      PROPOSAL 2 - APPOINTMENT OF AUDITORS

      The Board of Directors has appointed the firm of Ehrhardt, Keefe, Steiner, & Hottman, LLP, independent public accountants, as the auditors of the Company for the fiscal year ending December 31, 2000, subject to the approval of such appointment by the stockholders at the Annual Meeting. Ehrhardt, Keefe, Steiner & Hottman, LLP were engaged by the Company as its principal independent accountants on March 16, 1998 to audit its financial statements for its fiscal years ending December 31, 1998 and 1999.

       The ratification of the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP will be determined by the vote of the holders of a majority of the shares of Common Stock and Series A Preferred Stock (voting as a single class) present in person or represented by proxy at the Annual Meeting.

       If the foregoing appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP is not ratified by the stockholders, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to the 2000 Annual Meeting will be subject to the approval of the stockholders at that meeting. A representative of Ehrhardt, Keefe, Steiner & Hottman, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement should he or she so desire and to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF THE FIRM OF EHRHARDT, KEEFE, STEINER & HOTTMAN, LLP

                             STOCKHOLDER PROPOSALS

   The Securities and Exchange Commission has amended the provisions of Rule 14a-4 under the Securities Exchange Act of 1934 to provide that the Company's proxies solicited in connection with its annual meeting of stockholders, including the 2001 Annual Meeting, may confer discretionary voting authority on Company management with respect to certain types of stockholder proposals that may be raised at the Annual Meeting unless the proposing stockholder notifies the Company at least 45 days prior to the date of mailing the prior year's proxy that such proposal will be made at the meeting.

   Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the 2001 Annual Meeting of Stockholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on December 22, 2000.


                                 OTHER MATTERS

   All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of Directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual Directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock and Series A Preferred Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.


                         AVAILABILITY OF ANNUAL REPORT

   The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements, for the fiscal year ended December 31, 1999, filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder (including any beneficial owner) upon written request to Thomas Radigan, Chief Financial Officer, 35 Research Drive, Ann Arbor, Michigan 48103. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

Ann Arbor, Michigan
April 17, 2000

                                  PROXY CARD

                      SYMPLEX COMMUNICATIONS CORPORATION

              SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
                MEETING OF STOCKHOLDERS TO BE HELD MAY 10, 2000

     The undersigned hereby constitutes, appoints and authorizes Gary Brock or Thomas Radigan the true and lawful attorney and Proxy of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of Common Stock and shares of Series A Convertible Preferred Stock of Symplex Communications Corporation, a Delaware corporation, at the Annual Meeting of Stockholders to be held on May 10, 2000 at 10:00 a.m., Eastern Daylight Time, at Conlin, McKenney & Philbrick, P.C., 350 South Main, Suite 400, Ann Arbor, MI 48104, and at any and all adjournments thereof, for the following purposes:

     1.   To elect one (1) director to the Board of Directors of the Company:

          A. To be elected by the holders of Series A Convertible Preferred Stock of the Company:

             [_] For the nominee listed below (except as marked to the contrary):


                    Surinder S. Chandok

     (INSTRUCTION: To withhold authority to vote for any individual nominee, draw a line through or otherwise strike out his or her name. If authority to vote for the election of any nominee is not withheld, the execution of this Proxy shall be deemed to grant such authority.)

     2. To ratify the appointment of Ehrhardt, Keefe, Steiner & Hottman, LLP as auditors for the Company for the fiscal year ending December 31, 2000:

            [_] FOR     [_] AGAINST   [_] ABSTAIN



     3. To transact such other business as may properly come before the meeting, or any adjournment thereof:

            [_] FOR     [_] AGAINST   [_] ABSTAIN



     The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorneys and Proxies may lawfully do by virtue hereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement furnished herewith.

                              Dated: ________________, 2000

                              --------------------------------------

                              --------------------------------------
                              Signature(s) of Stockholder(s)

     Signature(s) should agree with the name(s) shown hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SYMPLEX COMMUNICATIONS CORPORATION. PLEASE SIGN AND RETURN THIS PROXY TO THE COMPANY. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.